                                                                   EXHIBIT 10.24

                                ENDORSEMENT NO. 4

                         Attached to and made a part of
                             AUTOMOBILE QUOTA SHARE
                        AGREEMENT OF REINSURANCE NO. 8937
                                     between
                           SAFE AUTO INSURANCE COMPANY
                     (herein referred to as the "Company")
                                       and
                         GENERAL REINSURANCE CORPORATION
                    (herein referred to as the "Reinsurer")

IT IS MUTUALLY AGREED that as respects new and renewal policies of the Company becoming effective at and after 12:01 A.M., April 1, 2004, and policies of the Company in force at 12:01 A.M., April 1, 2004, with respect to claims and losses resulting from Occurrences taking place at and after the aforesaid time and date, the SCHEDULE OF REINSURANCE set forth in ARTICLE V - LIABILITY OF THE REINSURER is amended to read:

                            "SCHEDULE OF REINSURANCE

Company's Quota    Reinsurer's Quota   Limit of Liability
Share Percentage   Share Percentage    of the Reinsurer
     85%                 15%            15% of $50.000

The sum of 15% of $900 shall be deducted from the Reinsurer's share of Net Loss sustained hereunder arising out of each Occurrence."

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed

                         GENERAL REINSURANCE CORPORATION
                          A Brekshire Hathaway Company
in duplicate,

this 29 day of July, 2004,

                                    SAFE AUTO INSURANCE COMPANY


                                     /s/ Gregory Sutton
                                    ------------------------

Attest:____________

and this 29 day of July, 2004.

                                    GENERAL REINSURANCE CORPORATION

                                      /s/ Jon Schriber
                                    ---------------------------
                                       Vice President

Attest: /s/ William J. Brassington
       ---------------------------

                                      -2-
                               Endorsement No. 4
                               Agreement No. 8937

                         GENERAL REINSURANCE CORPORATION